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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 4, 2000


                            KRAUSE'S FURNITURE, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                    0-17868                        77-0310773
            (Commission File Number)            (I.R.S. Employer
                                               Identification No.)

             200 North Berry Street, Brea, California
             (Address of Principal Executive Offices)    (Zip Code)

                                 (714) 990-3100
                         (Registrant's telephone number,
                              including area code)
















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ITEM 5. OTHER EVENTS

        This Form 8-K/A (Amendment No. 1) is being filed solely to update Item 7, Exhibits 10.15, 10.17 and 10.20. Krause's no longer seeks confidential treatment of portions of Exhibit 10.15. Exhibit 10.15 also includes an exhibit to such exhibit previously omitted, Exhibit 10.17 includes a schedule to such exhibit previously omitted, and Exhibit 10.20 includes an exhibit to such exhibit previously omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.


      Exhibit
        No.                     Description
      -------                   -----------
        10.15   Series A Convertible Preferred Stock Securities Purchase
                Agreement dated as of January 11, 2000. Exhibit A to this
                agreement is filed as Exhibit 10.17 to this Amendment No. 1 to
                Report on Form 8-K; Exhibit C to this Agreement was filed as
                Exhibit 10.16 to the Original Report on Form 8-K filed on
                February 4, 2000 (the "Original Report"); Exhibit D to this
                Agreement was filed as Exhibit 4.8 to the Original Report.



        10.17   Amended and Restated Stockholders Agreement by and among
                Krause's Furniture, Inc. and the Stockholders Listed on the
                Signature Pages Thereof, dated as of January 14, 2000.

        10.20   First Amendment to Amended and Restated Subordination
                Agreement, dated as of December 15, 1999, by and between Congress Financial Corporation (Western) and Krause's
                Furniture, Inc.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KRAUSE'S FURNITURE, INC.

                                       /s/ Robert A. Burton
                                       -----------------------------------

Date:  July 19, 2000
                                       Robert A. Burton
                                       Executive Vice President and
                                       Chief Financial Officer


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